INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                     [ X ] Preliminary information statement
                     [   ] Definitive information statement

Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                             PLANET RESOURCES, INC.
                  (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

                                          Payment of Filing Fee (Check the
appropriate box):

                                                         [X] No fee required.
                               [ ] Fee computed on table below per Exchange Act
Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Not Applicable.
(2)  Aggregate number of securities to which transaction applies:
     Not Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    Not Applicable.
(4)  Proposed maximum aggregate value of transaction:   Not Applicable.
(5)  Total fee paid:   Not Applicable.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: Not Applicable.
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(3)  Filing Party: Not Applicable.
(4)  Date Filed: Not Applicable.


                             PLANET RESOURCES, INC.
                          50 West Broadway, Suite 1100
                           Salt Lake City, Utah 84101
                                 (801) 350-2017


                                October ___, 2002

Dear Stockholder:

         This Information Statement is being provided to inform you that the Board of Directors and the holders of a majority of the outstanding common stock of Planet Resources, Inc., a Delaware corporation (the "Company"), has delivered to the Company written consent to the following action:

                  To change the corporate name to CeriStar, Inc.

         The actions will become effective twenty (20) days from the date hereof.

         This Information Statement is being provided to you for information purposes only. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

Very truly yours,



/s/David L. Bailey
--------------------------------
David L. Bailey, President


                              INFORMATION STATEMENT
                                       OF
                             PLANET RESOURCES, INC.

                       NOTICE TO STOCKHOLDERS PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


         This Information Statement is being furnished to the holders of common stock, par value $.001 per share (the "Company Common Stock"), of Planet Resources, Inc., a Delaware corporation (the "Company") to inform you that the Board of Directors of the Company and the holders of a majority of the outstanding Company Common Stock have authorized, by written consent dated August 30, 2002, the board of directors of the Company to change the corporate name to any name selected by the board of directors. The Board of Directors, by unanimous consent dated August 30, 2002 authorized a change of the corporate name to CeriStar, Inc.

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                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

                        REQUESTED NOT TO SEND US A PROXY
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                         AMENDMENT TO THE CERTIFICATE OF
                     INCORPORATION TO CHANGE NAME OF COMPANY

         Pursuant to the resolution of the holders of a majority of the outstanding common stock and the Board of Directors, the name of the Company is changed from "Planet Resources, Inc." to "CeriStar, Inc." The name change will become effective upon the proper filing of Certificate of Amendment to the Certificate of Incorporation.

         The decision to change the name of the Company was based on the desire of management for the name of the Company to reflect the Company's present business purpose.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2002 MAY BE OBTAINED BY WRITTEN REQUEST FROM MR. DAVID L. BAILEY, PRESIDENT, PLANET RESOURCES, INC., 50 WEST BROADWAY, SUITE 1100, SALT LAKE CITY, UTAH 84101.